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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K
                                    CURRENT REPORT



Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934.



Date of Report (Date of earliest event reported):      November 17, 1997
                                                 -------------------------


                               HICKORY TECH CORPORATION
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                (Exact name of registrant as specified in its charter)



         Minnesota                  0-13721           41-1524393
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(State or other jurisdiction      (Commission      (IRS Employer
    of incorporation)             File Number)   Identification No.)



221 East Hickory Street, P.O. Box 3248, Mankato, MN                  56002-3248
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(Address of principal executive offices)                             (Zip code)




Registrant's telephone number including area code     (800) 326-5789
                                                 -----------------------------

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On October 30, 1997, the Registrant acquired the assets of Datacomm Products (Datacomm). Datacomm, a company with approximately $5 million in revenues based in Brooklyn Park, Minnesota, will become a division of Collin Communications Systems Co. (Collins). Collins is a subsidiary of the Registrant. The acquisition was accounted for as a purchase of assets.

Datacomm has been in the data networking business for eleven years with a customer base spanning the Midwest. Datacomm provides a consultative approach to user hardware and networking needs as well as providing excellent ongoing maintenance support. Robert D. Alton, President, CEO and Chairman of the Board of the Registrant announced: "This acquisition will round out Collins capabilities and enable them to extend their outstanding reputation for excellent service in the telephony arena to the data world. Datacomm's strength provides the keystone that will enable Collins to continue its growth in the market place." The Registrant funded the acquisition through the use of internal funds.

The Registrant's purchase price is scheduled to be paid over three years. Three fixed payments totalling $2.6 million, including principal and interest, plus a contingent payment estimated at $1.4 million will be paid over a period ending November 1, 2000. The majority of the purchase price is being attributed to intangible assets by the Registrant.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(b) Pro forma financial information

Not Applicable


(c) Exhibits

         2. Agreement For Purchase and Sale of Assets Dated As Of October 30, 1997 Between Gregory D. Paquette and Jacalyn P. Paquette Individually and Doing Business As DATACOMM PRODUCTS And HICKORY TECH CORPORATION.

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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      November 17, 1997
     -------------------------

                                  HICKORY TECH CORPORATION

                                  By   /s/ Robert D. Alton, Jr.
                                       ---------------------------------------
                                       Robert D. Alton, Jr., Chief Executive
                                       Officer



                                  By   /s/ David A. Christensen
                                       ---------------------------------------
                                       David A. Christensen, Chief Financial
                                       Officer


                                    EXHIBIT INDEX



Exhibit No.                            Document Description
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2.            Agreement For Purchase and Sale of Assets Dated As Of October 30,
               1997 Between Gregory D. Paquette and Jacalyn P. Paquette Individually and Doing Business As DATACOMM PRODUCTS And HICKORY TECH CORPORATION.